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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 8, 1997

                          CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                TEXAS                                 0-24068
    (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)
          OF INCORPORATION)

                                   76-0190827
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                            2210 WEST DALLAS STREET
                              HOUSTON, TEXAS 77019
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 529-4200

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ITEM 5.  OTHER EVENTS

     On January 8, 1997, Consolidated Graphics, Inc. (the "Company") announced that it has filed an application to list its common stock on the New York Stock Exchange ("NYSE"). Trading on the NYSE under the new symbol "CGX" is expected to commence January 29, 1997. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is filed herewith:

          99 Press release of Consolidated Graphics, Inc. dated January 8, 1997 with respect to the Company's filing of an application to list its common stock on the New York Stock Exchange.

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                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                        CONSOLIDATED GRAPHICS, INC.
                                                (Registrant)
                                   By: /s/ G. CHRISTOPHER COLVILLE
                                           G. CHRISTOPHER COLVILLE
                                         VICE PRESIDENT -- MERGERS AND
                                                 ACQUISITIONS
                                          AND CHIEF FINANCIAL OFFICER

Date:  January 8, 1997
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